                                                                    EXHIBIT 99.1

                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

            THIRD AMENDMENT AND WAIVER, dated as of February 17, 2005 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30,
1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among TENNECO AUTOMOTIVE INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (as successor to JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents").

                                  WITNESSETH:

            WHEREAS, the Borrower, the Lenders and the Administrative Agent and the Other Agents are parties to the Credit Agreement;

            WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein;

            WHEREAS, the Lenders, the Administrative Agent and the Other Agents are willing to agree to such amendment and waiver of the Credit Agreement, subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders, the Administrative Agent and the Other Agents hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement, as amended hereby, are used herein as therein defined.

            2.   Tranche B Term Facility.

                 (a) The Borrower will optionally prepay (the "Prepayment") $40,000,000 of the Tranche B Term Loans on the Third Amendment Effective Date (and such prepayment shall be applied to the remaining installments of the Tranche B Term Loans in the direct order of maturity as specified in Section 2.19(b) of the Credit Agreement). On the Third Amendment Effective Date the Tranche B Term Lenders (including Lenders which are Tranche B Term Lenders immediately prior to the Third Amendment Effective Date but who will not continue as Tranche B Term Lenders immediately after the Third Amendment Effective Date) shall assign their Tranche B Term Loans at par to the Administrative Agent or its designees. Pursuant to such assignment, the Tranche B Term Loans will be purchased at par and assumed by the Administrative Agent and its designees and assigned by the Administrative Agent among the Tranche B Term Lenders in order to reflect the allocation of Tranche B Term Loans set forth on Schedule 1.1A hereto. By receiving such purchase price and/or by executing this Amendment, the Tranche B Term Lenders shall automatically be deemed to have both assigned their Tranche B Term Loans to the Administrative Agent and assumed their Tranche B Term Loans allocated as set forth on Schedule 1.1A from the Administrative Agent pursuant to the terms of the form of Assignment and Acceptance attached to the Credit Agreement as Exhibit E, and accordingly no other action by the Tranche B Term Lenders shall be required in connection therewith. The Tranche B Term Lenders shall make such payments at the times and in the amounts as directed by the Administrative Agent in order to give effect to assignments and funding of assignments pursuant to this paragraph. In making payments pursuant to the arrangements described in this paragraph the Administrative Agent may net payments and may make entries on its books and in the Register reasonably determined by it in order to give effect to the transactions described in this paragraph. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in and Liens on the Collateral.

                  (b) Nothing herein contained shall be construed as a substitution, novation, payment, prepayment or extinguishment of the Tranche B Term Loans (other than the Prepayment), which shall continue to remain outstanding after the Third Amendment Effective Date. Notwithstanding any provision of this Agreement, the provisions of Sections 2.20, 2.21, 2.22 and
10.5 of the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Third Amendment Effective Date or related to the transactions described in this Third Amendment.

                  (c) On the Third Amendment Effective Date the interest rate for the Tranche B Term Loans will be determined in accordance with Section 2.14 of the Credit Agreement (as if the Third Amendment Effective Date was the last day of an Interest Period).

                  (d) The Borrower hereby irrevocably directs the Administrative Agent to take such action as is deemed necessary or appropriate to effectuate the assignments and funding in Section 2(a) above. The Borrower also agrees to pay to the Administrative Agent on the Third Amendment Effective Date by intrabank transfer of immediately available funds all accrued interest, fees and any other amounts owing by it in respect of the Tranche B Term Loans as of such date (including any amounts payable pursuant to Section 2.22 of the Credit Agreement as a result of the assignments and funding described in Section 2(a)).

                  (e) The aggregate principal amount of all Revolving Loans, all Swingline Loans and all Letters of Credit outstanding under the Credit Agreement on the Third Amendment Effective Date shall continue to be outstanding under the Credit Agreement.

             3.   Tranche B-1 Facility.

                  (a) On the Third Amendment Effective Date the Tranche B-1 Lenders (including Lenders which are Tranche B-1 Lenders immediately prior to the Third Amendment Effective Date but who will not continue as Tranche B-1 Lenders immediately after the Third Amendment Effective Date) shall assign their Tranche B-1 Credit Linked Deposit Amounts at par to the Administrative Agent or its designees. Pursuant to such assignment, the Tranche B-1 Credit Linked Deposit Amounts will be purchased at par and assumed by the Administrative Agent and its designees and assigned by the Administrative Agent among the Tranche B-1

Lenders in order to reflect the allocation of Tranche B Credit Linked Deposit Amounts set forth on Schedule 1.1A hereto. By receiving such purchase price and/or by executing this Amendment, the Tranche B-1 Lenders shall automatically be deemed to have both assigned their Tranche B-1 Credit Linked Deposit Amounts to the Administrative Agent and assumed their Tranche B-1 Credit Linked Deposit Amounts allocated as set forth on Schedule 1.1A from the Administrative Agent pursuant to the terms of the form of Assignment and Acceptance attached to the Credit Agreement as Exhibit E, and accordingly no other action by the Tranche B-1 Lenders shall be required in connection therewith. The Tranche B-1 Lenders shall make such payments at the times and in the amounts as directed by the Administrative Agent in order to give effect to assignments and funding of assignments pursuant to this paragraph. In making payments pursuant to the arrangements described in this paragraph the Administrative Agent may net payments and may make entries on its books and in the Register reasonably determined by it in order to give effect to the transactions described in this paragraph. The Administrative Agent shall establish a Tranche B-1 Credit Linked Account at JPMCB for each Tranche B-1 Lender which does not have one. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in and Liens on the Collateral.

                  (b) Nothing herein contained shall be construed as a substitution, novation, payment, prepayment or extinguishment of the Tranche B-1 Credit Linked Deposit Amounts or the Tranche B-1 Loans, which shall continue to remain outstanding after the Third Amendment Effective Date. Notwithstanding any provision of this Agreement, the provisions of Sections 2.20, 2.21 and 2.22 and
10.5 of the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Third Amendment Effective Date or related to the transactions described in this Third Amendment. All Tranche B-1 Letters of Credit outstanding immediately prior to the Third Amendment Effective Date shall remain outstanding on and after the Third Amendment Effective Date in accordance with their terms and shall be participated in by the Tranche B-1 Lenders in accordance with their then respective Tranche B-1 Percentages.

                  (c) The Borrower hereby irrevocably directs the Administrative Agent to take such action as is deemed necessary or appropriate to effectuate the assignments and funding described in Section 3(a) above. The Borrower also agrees to pay to the Administrative Agent on the Third Amendment Effective Date by intrabank transfer of immediately available funds all accrued interest, fees and any other amounts owing by it in respect of the Tranche B-1 Credit Linked Deposit Amounts, the Tranche B-1 Loans and the Tranche B-1 Letters of Credit as of such date (including any amounts payable pursuant to Section 2.22 of the Credit Agreement as a result of the assignments and funding described in Section 3(a)).

                  (d) The Tranche B-1 Eurodollar Rate for the period from and including the Third Amendment Effective Date to the last day of the calendar month in which the Third Amendment Effective Date occurs shall be a rate determined by the Administrative Agent for such period in a manner consistent with the definition of Eurodollar Base Rate. The Administrative Agent will pay to each Tranche B-1 Lender a return pursuant to Section 2.4(d) of the Credit Agreement on the Third Amendment Effective Date for the period of the then elapsed calendar month. On March 2, 2005 the Administrative Agent will pay the return pursuant to

Section 2.4(d) of the Credit Agreement for the portion of February 2005 accrued after the Third Amendment Effective Date.

          4.   Amendments to Credit Agreement.

               (a)  Section 1.1 of the Credit Agreement is hereby amended by:

               (i) adding the following new or substitute definitions in proper alphabetical order:

            "Applicable Margin": for (a) each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                       ABR Loans    Eurodollar Loans
                                       ---------    ----------------
Revolving Loans and Swingline Loans      2.25%           3.25%
Tranche B Term Loans                     1.25%           2.25%

     ; and (b) for each Tranche B-1 Loan, at a rate per annum equal to 2.25%;

     provided that from and after the first Adjustment Date occurring after the first anniversary of the Closing Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid. Notwithstanding the foregoing, (i) the Applicable Margins for the Tranche B Term Loans and the Tranche B-1 Loans (as determined in clause
     (a) or (b) above, respectively), shall be reduced by .25% per annum following the end of each fiscal quarter for which the Consolidated Leverage Ratio is less than 3.0 to 1.0, as provided in the last paragraph of Annex A, or at any time that the Borrower's senior secured long-term debt ratings are (A) BB- or better from Standard & Poor's Ratings Group (or any successor thereto) and B1 or better from Moody's Investors Service, Inc. (or any successor thereto) or (B) Ba3 or better from Moody's Investors Service, Inc. (or any successor thereto) and B+ or better from Standard & Poor's Ratings Group (or any successor thereto) and (ii) the Applicable Margin for Tranche B-1 Loans which are deemed to be ABR Loans pursuant to
     Section 2.4(f) shall be 1.00% per annum less than the Applicable Margin for Tranche B-1 Loans.

            "Third Amendment": the Third Amendment dated as of February 17, 2005 to this Agreement.

            "Third Amendment Effective Date": the date on which the conditions set forth in Section 7 of the Third Amendment shall have been satisfied, which date is February 24, 2005.

            (ii) deleting the last four sentences of the definition of "Consolidated EBITDA" and substituting therefor the following:

     In addition, Consolidated EBITDA for each fiscal quarter of the Borrower shall be increased by the amount of cash restructuring charges and related expenses associated with restructurings undertaken by the Borrower and/or its Subsidiaries in the United States and/or internationally included in the calculation of

     Consolidated Net Income for such fiscal quarter, provided that the aggregate amount of such cash restructuring charges announced and taken, in each case, after the Third Amendment Effective Date shall not exceed $60,000,000. For purposes of the foregoing sentence, "cash" restructuring charges and related expenses shall be deemed to include any accrual of or reserve for cash restructuring charges and related expenses for any future period. In addition, for purposes of Section 7.1 of this Agreement, Consolidated EBITDA for each fiscal quarter of the Borrower's 2004, 2005 and 2006 fiscal years shall be increased (but not by more than $11,000,000 in the aggregate for all of the Borrower's 2004 fiscal year and by not more than $15,000,000 in the aggregate for all of the Borrower's 2005 and 2006 fiscal years combined) by the amount of aftermarket acquisition costs of the Borrower and its Subsidiaries to the extent such costs otherwise reduce Consolidated EBITDA for such fiscal quarter. In addition, in the event that any Permitted Sale/Leaseback results in the Borrower or a Subsidiary entering into an operating lease, then Consolidated EBITDA for any period shall be deemed to be increased by the amount of lease payments under such operating lease made during such period.

            (iii) adding the following at the end of the definition of "Consolidated Net Income":

     Notwithstanding the foregoing, any reduction to Consolidated Net Income otherwise required by the Borrower's adoption of FAS 123R shall be disregarded in calculating Consolidated Net Income.

            (iv) by (x) deleting the word "and" which appears before clause
(a)(vii) of the definition of "Excess Cash Flow" and substituting a comma therefor and by adding the following at the end of clause (a)(vii):

            and (viii) pension expenses of the Borrower and its Subsidiaries in such period,

                  and (y) deleting the word "and" which appears before clause
(b)(xii) of the definition of "Excess Cash Flow" and substituting a comma therefor and by adding the following at the end of such definition:

            (xiii) pension contributions paid in cash by the Borrower and its Subsidiaries during such period, and (xiv) amounts expended to purchase and cancel or redeem the Borrower's Second Lien Notes as permitted by clause (ii) of the last sentence of Section 7.15.

            (v) by deleting the word "reduced" from the definition of each of "Tranche B Term Loans" and "Tranche B-1 Credit Linked Deposit Amount" and substituting therefor in each such definition the word "adjusted".

                  (b) Section 2.6(c) of the Credit Agreement is amended by deleting the amounts "$55,000,000" and "$275,000,000" and substituting therefor the amounts "$80,000,000" and "$300,000,000," respectively.

                  (c) Section 2.10(b) of the Credit Agreement is amended by substituting the following therefor:

          (b) Optional prepayments of the Tranche B Term Loans and optional reductions of the Total Tranche B-1 Credit Linked Deposit Amount effected after the Third Amendment Effective Date and on or prior to the first anniversary of the Third Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness in connection with refinancing of all or any portion of the Tranche B Term Loans or the Tranche B-1 Credit Linked Deposit Amounts (other than in connection with an increase in the Revolving Commitments pursuant to
     Section 2.6(c)) shall be accompanied by a prepayment fee equal to 1.0% of the aggregate amount of any such prepayment or reduction, payable on the date of any such prepayment or reduction.

                  (d) Section 2.13 of the Credit Agreement is amended by adding the following paragraph (f) at the end thereof:

          (f) In addition to the foregoing, in the event that the Revolving Commitments are at any time increased by more than $55,000,000 pursuant to
     Section 2.6(c), the Total Tranche B-1 Credit Linked Deposit Amount shall be concurrently permanently reduced by an amount equal to such excess (less the amount of any reduction of the Total Tranche B-1 Credit Linked Deposit Amount made after the Third Amendment Effective Date other than pursuant to this paragraph (f)) on the terms set forth in Section 2.13(d).

                  (e) Section 7.2(c) of the Credit Agreement is amended by deleting the amount "$70,000,000" and substituting therefor the amount "$90,000,000".

                  (f) Section 7.8 of the Credit Agreement is amended by deleting the amount "$25,000,000" from clause (j) and substituting therefor the amount "$50,000,000."

                  (g) Section 7.15 of the Credit Agreement is amended by deleting the last sentence therefrom and substituting therefor the following:

     Notwithstanding the foregoing, as long as no Default or Event of Default has occurred and is continuing (i) the Borrower may purchase and cancel or redeem its Second Lien Notes from the Net Cash Proceeds of Permitted Refinancing Indebtedness or from the Net Cash Proceeds of shares of common stock of the Borrower issued substantially concurrently therewith and (ii) on and after January 1, 2008 the Borrower may purchase and cancel or redeem its Second Lien Notes; provided that (x) the aggregate consideration paid by the Borrower pursuant to this clause (ii) shall not exceed $125,000,000 plus related fees and expenses and (y) after giving effect thereto, the Consolidated Leverage Ratio (calculated on a pro forma basis to give effect to such purchase, cancellation and redemption and the financing thereof) as of the last day of the immediately preceding fiscal quarter would be less than 3.0 to 1.0.

                  (h) Section 10.2 of the Credit Agreement is amended by deleting the name "Paul Novas" and substituting therefore the name "John Kunz" and by deleting the name "Timothy Donovan" and substituting therefore the name "Jeff Zimmerman."

                  (i) The Lenders waive any obligation of the Borrower to make a prepayment pursuant to Section 2.13(c) from Excess Cash Flow for fiscal year 2004.

            5. Amendment to Schedule 1.1A. Schedule 1.1A to the Credit Agreement is hereby amended to the extent necessary to reflect the information contained on Schedule 1.1A to this Amendment.

            6. Representations and Warranties. The Borrower hereby confirms that the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Amendment, are true and correct in all material respects as if made as of the Third Amendment Effective Date (except such representations and warranties as are made as of a particular date, which such representations and warranties shall be true and correct in all material respects as if made as of such date). The Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            7. Effectiveness. This Third Amendment shall become effective as of the date the conditions below are satisfied (the "Third Amendment Effective Date"):

                  (a) Third Amendment. The Administrative Agent shall have received this Third Amendment executed and delivered by the Administrative Agent, the Borrower, each Tranche B Term Lender and Tranche B-1 Lender listed on
Schedule 1.1A and Lenders party to the Credit Agreement constituting the "Required Lenders" thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

                  (b) Fees. The Lenders, the Administrative Agent and their affiliates shall have received all fees required to be paid on or before the Third Amendment Effective Date, and all expenses required to be paid on or before the Third Amendment Effective Date for which invoices have been timely presented on or before the Third Amendment Effective Date.

                  (c) Confirmation of Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

                  (d) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments.

                  (e) Legal Opinions. The Administrative Agent shall have received the legal opinion of Mayer, Brown, Rowe & Maw LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

            8. Prepayment Notice. The Required Lenders hereby waive the requirements of Section 2.12 of the Credit Agreement to the extent, but only to the extent, such Section requires more than one Business Day's notice of the Prepayment.

            9. Waiver of Fee by Administrative Agent. The Administrative Agent hereby waives the registration and processing fees of Section 10.6(f) of the Credit Agreement in connection with, but only in connection with, the assignments and assumptions set forth in Sections 2 and 3 of this Amendment.

            10. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders, the Administrative Agent or the Other Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            11. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

            12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    TENNECO AUTOMOTIVE INC.

                                    By: _____________________________
                                        Name:
                                        Title:

                                    JPMORGAN CHASE BANK, N.A., as
                                    Administrative Agent and as a Lender

                                    By: ____________________________
                                        Name:
                                        Title:

                                                     THIRD AMENDMENT AND WAIVER
                                                     dated as of February 17,
                                                     2005 to the Tenneco
                                                     Automotive Inc. Amended and
                                                     Restated Credit Agreement,
                                                     dated as of December 12,
                                                     2003 (amending and
                                                     restating the Credit
                                                     Agreement dated as of
                                                     September 30, 1999)

                                                    ----------------------------
                                                               [LENDER]

                                                    By: ________________________
                                                        Name:
                                                        Title:

                                                     Schedule 1.1A

               Tranche B             Tranche B-1 Credit
Lender         Term Loans           Linked Deposit Amounts
------      ------------------      ----------------------
             $356,000,000.00            $180,000,000.00

                                                                       EXHIBIT A

                     FORM OF ACKNOWLEDGMENT AND CONFIRMATION

            1. Reference is made to Third Amendment and Waiver, dated as of February 17, 2005 (the "Third Amendment"), to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999) (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Tenneco Automotive Inc., a Delaware corporation, the several banks and other financial institutions or entities from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement, as amended by the Third Amendment, are used herein as therein defined.

            2. Each of the parties hereto hereby agrees, with respect to each Security Document to which it is a party that all of its obligations, liabilities and indebtedness under such Security Document shall remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment, including its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement.

            3. Each of the parties hereto hereby represents and warrants to the Administrative Agent and each Lender that all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Security Documents.

            4. The Borrower hereby agrees all of the obligations, liabilities and indebtedness of the Borrower under the Credit Agreement are continued in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment.

            5. The Guarantors hereby acknowledge and agree to all of the terms of the Third Amendment.

            6. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            7. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [rest of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TENNECO AUTOMOTIVE INC.
TENNECO AUTOMOTIVE OPERATING COMPANY INC.
TENNECO INTERNATIONAL HOLDING CORP.
TENNECO GLOBAL HOLDINGS INC.
THE PULLMAN COMPANY
TMC TEXAS INC.
CLEVITE INDUSTRIES INC.

By: __________________________________
    Name:
    Title: